KeyCorp First Quarter 2016 Earnings Review April 21, 2016 Beth E. Mooney Chairman and Chief Executive Officer Don Kimble Chief Financial Officer Exhibit 99.2

FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE
This
communication
contains
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995
including,
but
not
limited
to,
KeyCorp’s
and
First
Niagara’s
expectations
or
predictions
of
future
financial
or
business
performance
or
conditions.
Forward-looking
statements
are
typically
identified
by
words
such
as
“believe,”
“expect,”
“anticipate,”
“intend,”
“target,”
“estimate,”
“continue,”
“positions,”
“plan,”
“predict,”
“project,”
“forecast,”
“guidance,”
“goal,”
“objective,”
“prospects,”
“possible”
or
“potential,”
by
future
conditional
verbs
such
as
“assume,”
“will,”
“would,”
“should,”
“could”
or
“may”,
or
by
variations
of
such
words
or
by
similar
expressions.
These
forward-looking
statements
are
subject
to
numerous
assumptions,
risks
and
uncertainties,
which
change
over
time.
Forward-looking
statements
speak
only
as
of
the
date
they
are
made
and
we
assume
no
duty
to
update
forward-looking
statements.
Actual
results
may
differ
materially
from
current
projections.
In
addition
to
factors
previously
disclosed
in
KeyCorp’s
and
First
Niagara’s
reports
filed
with
the
SEC
and
those
identified
elsewhere
in
this
communication,
the
following
factors,
among
others,
could
cause
actual
results
to
differ
materially
from
forward-looking
statements
or
historical
performance:
ability
to
obtain
regulatory
approvals
and
meet
other
closing
conditions
to
the
merger,
including
the
risk
that
regulatory
approvals
required
for
the
merger
are
not
obtained
or
are
obtained
subject
to
conditions
that
are
not
anticipated;
delay
in
closing
the
merger;
difficulties
and
delays
in
integrating
the
First
Niagara
business
or
fully
realizing
cost
savings
and
other
benefits;
business
disruption
following
the
merger;
changes
in
asset
quality
and
credit
risk;
the
inability
to
sustain
revenue
and
earnings
growth;
changes
in
interest
rates
and
capital
markets;
inflation;
customer
acceptance
of
KeyCorp’s
products
and
services;
customer
borrowing,
repayment,
investment
and
deposit
practices;
customer
disintermediation;
the
introduction,
withdrawal,
success
and
timing
of
business
initiatives;
competitive
conditions;
the
inability
to
realize
cost
savings
or
revenues
or
to
implement
integration
plans
and
other
consequences
associated
with
mergers,
acquisitions
and
divestitures;
economic
conditions;
and
the
impact,
extent
and
timing
of
technological
changes,
capital
management
activities,
and
other
actions
of
the
Federal
Reserve
Board
and
legislative
and
regulatory
actions
and
reforms.
Annualized,
pro
forma,
projected
and
estimated
numbers
are
used
for
illustrative
purpose
only,
are
not
forecasts
and
may
not
reflect
actual
results.
This
presentation
also
includes
certain
non-GAAP
financial
measures
related
to
“tangible
common
equity,”
“Common
Equity
Tier
1,”
“pre-provision
net
revenue,”
“cash
efficiency
ratio,”
and
certain
financial
measures
excluding
merger-related
expenses.
Management
believes
these
measures
may
assist
investors,
analysts
and
regulators
in
analyzing
Key’s
financials.
Although
Key
has
procedures
in
place
to
ensure
that
these
measures
are
calculated
using
the
appropriate
GAAP
or
regulatory
components,
they
have
limitations
as
analytical
tools
and
should
not
be
considered
in
isolation,
or
as
a
substitute
for
analysis
of
results
under
GAAP.
For
more
information
on
these
calculations
and
to
view
the
reconciliations
to
the
most
comparable
GAAP
measures,
please
refer
to
the
appendix
of
this
presentation
or
page
43
of
our
Form
10-K
dated
December
31,
2015.
2

(a)
Non-GAAP measure: see Appendix for reconciliations
(b)
Merger-related expense detail provided in Appendix, on slide 17
(c)
3-31-16 ratio is estimated
3
Disciplined
Capital
Management
Disciplined
Capital
Management
Generated positive operating leverage and grew pre-provision net revenue 6%
(a)
from 1Q15, excluding merger-related expense of $24 MM
(b)
Revenue up 3% from 1Q15, driven by 6% growth in net interest income
Total average loans up 5% from prior year; CF&A loans up 12%
Positive trends in several fee-based businesses reflecting ongoing investments
–
Market sensitive businesses impacted by slowdown in market activity
Cash efficiency ratio of 64%
(a)
excluding merger-related expense,
(b)
down from
prior year and prior quarter
Strong Risk
Management
Strong Risk
Management
Investor Highlights –
1Q16
Positive
Operating
Leverage
Positive
Operating
Leverage
Maintained credit discipline
Credit quality measures impacted by migration in the oil and gas portfolio, reflecting market conditions
NCOs represented 31 bps of average loans, below targeted range
Maintained strong capital position
Common Equity Tier 1 ratio of 11.1% at 3/31/16
(a), (c)
Planned common share dividend increase of 13% in 2Q16 (subject to Board approval)

4
First Niagara: Significant Progress Being Made
Acquisition
Drives Value
Acquisition
Drives Value
1Q16 Updates
1Q16 Updates
Executing against comprehensive pre-merger
integration plan
Shareholder approval at both KEY and FNFG
–
Over 90% of the votes cast at each company’s
special meeting were in favor of the merger
Focused on continued assessment, detailed
planning and the regulatory approval process
–
Target environment design
–
Talent assessment and selection
–
Change management planning and execution
Community Benefits Plan announced
Expected 3Q16 close
Attractive Financial
Returns
Significant Revenue
Opportunities
Complementary
Business Model
More Balanced
Franchise
Cost savings of $400 MM
ROTCE
~200
bps
higher
Cash efficiency improves ~300 bps
EPS accretion of ~5%
IRR
of
~15%;
ROIC
>10%
Continued confidence in value attainment,
financial targets and cultural compatibility
Value attainment and financial metrics based upon full realization of cost savings (FY 2018); no revenue synergies assumed

5 Financial Review

6
Financial Highlights
TE = Taxable equivalent; EOP = End of Period
(a)
From continuing operations
(b)
Year-over-year average balance growth
(c)
From consolidated operations
(d)
3-31-16 ratios are estimated
(e)
Non-GAAP measure: see Appendix for reconciliation
(f)
Merger-related expense detail available in Appendix, on slide 17
EPS –
assuming dilution
$ .22
$ .27
$ .26
$ .27
$ .26
EPS –excl. merger-related expense
(e), (f)
.24
.27
Cash efficiency
ratio
(e)
66.6
%
66.4
%
66.9
%
65.1
%
65.1
%
Cash
efficiency –excl. merger-related expense
(e), (f)
64.3
65.8
Return on average total assets
.80
.97
.95
1.03
1.03
ROAA
–excl. merger-related expense
(e), (f)
.86
.99
Total loans and leases
5
%
5
%
6
%
4
%
5
%
CF&A
loans
12
14
15
10
12
Deposits
(excl. foreign deposits)
4
3
3
6
5
Common Equity Tier 1
(d), (e)
11.1
%
11.0
%
10.5
%
10.7
%
10.6
%
Tier 1 risk-based capital
(d)
11.4
11.4
10.9
11.1
11.0
Tangible
common equity to tangible assets
(e)
10.0
10.0
9.9
9.9
9.9
NCOs to average loans
.31
%
.25
%
.27
%
.25
%
.20
%
NPLs to EOP portfolio loans
1.12
.65
.67
.72
.75
Allowance for loan losses to EOP loans
1.37
1.33
1.31
1.37
1.37
Balance
Sheet
Growth
(a),
(b)
Balance
Sheet
Growth
(a),
(b)
Capital
(c)
Capital
(c)
Asset
Quality
(a)
Asset
Quality
(a)
Financial
Performance
(a)
Metrics
1Q16
4Q15
3Q15
2Q15
1Q15

$0
$20
$40
$60
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
$20
$24
$28
$32
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
7
Loans
$ in billions
Average Commercial, Financial & Agricultural Loans
Average Commercial, Financial & Agricultural Loans
Total Average Loans
Total Average Loans
Exit Portfolios
Home Equity & Other
Commercial
$ in billions
Period-end total loans up 4% in 1Q16 from 1Q15,
driven by CF&A loans up 11%
Utilization remains relatively stable
Average Loans
CF&A loans
up 12%
Highlights
Highlights
Total average loans up 5%
Average total loans up 5% in 1Q16 from 1Q15,
driven by CF&A loans up 12%
–
Broad-based growth across Key’s
commercial lines of business
–
Consumer loan decline related to paydowns
in the home equity portfolio and continued
run-off in consumer exit portfolios
Average balance growth in both Community Bank
and Corporate Bank, compared to 1Q15
Period-End Loans

Deposit balances relatively stable from 4Q15,
reflecting:
–
Growth in certificates of deposit and other
time deposits
–
A decline in seasonal and short-term deposit
inflows from commercial clients
$25.6
$37.7
$2.3
$6.0
.15%
.17%
.00%
.10%
.20%
.30%
.40%
.50%
$25
$35
$45
$55
$65
$75
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
8
1Q16 Average Deposit Mix
1Q16 Average Deposit Mix
Deposit growth of 4% from 1Q15 related to:
–
Growth in commercial mortgage servicing
–
Inflows from both commercial and consumer
clients
–
Growth in certificates of deposit and other
time deposits
Average
Deposits
(a)
Average
Deposits
(a)
(a)
Excludes deposits in foreign office
Cost of total deposits
(a)
CDs and other time deposits
Savings
Noninterest-bearing
NOW and MMDA
Total average deposits
(a)
Highlights
Highlights
Deposits
Total average deposits up 4%
$ in billions
$ in billions
Deposit cost remains relatively stable, up 2 bps
from both 4Q15 and 1Q15
vs. Prior Year
vs. Prior Quarter

Net interest income up $2
MM from 4Q15,
primarily due to higher earning asset balances
and yields
$577
$612
2.91%
2.89%
2.00%
2.50%
3.00%
3.50%
4.00%
$500
$540
$580
$620
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
9
TE = Taxable equivalent
Net interest income (TE)
NIM (TE)
NIM Change (bps):
vs. 4Q15
Higher earning asset yields
0.06
Loan fees
(0.01)
Other
(0.03)
Total change
0.02
Maintained moderate asset sensitivity
–
Naturally asset sensitive balance sheet flows:
71% of loans variable rate
–
High quality investment portfolio with average
life of 3.7 years
–
Flexibility to quickly adjust interest rate risk
position
Net interest income up $35 MM, or 6%, from
1Q15, reflecting higher earning asset balances
and yields
Net Interest Income and Margin
Net Interest Income & Net Interest Margin Trend (TE)
Net Interest Income & Net Interest Margin Trend (TE)
Highlights
Highlights
$ in millions; continuing operations
vs. Prior Year
vs. Prior Quarter

10
Noninterest Income
Noninterest Income
Noninterest Income
$ in millions          Up / (Down)
1Q16
vs. 4Q15
vs. 1Q15
Trust
and
investment
services
income
$        109
$
4
$         -
Investment banking and debt
placement fees
71
(56)
3
Service charges on deposit accounts
65
1
4
Operating lease
income and other
leasing gains
17
2
(2)
Corporate services
income
50
(5)
7
Cards
and payments income
46
(1)
4
Corporate-owned life insurance
28
(8)
(3)
Consumer mortgage income
2
-
(1)
Mortgage
servicing
fees
12
(3)
(1)
Net gains (losses) from principal
investing
-
-
(29)
Other income
31
12
12
Total
noninterest income
$
431
$        (54)
$         (6)
Highlights
Highlights
Noninterest income down 1% from 1Q15
–
Principal investing down $29 MM
–
Continued momentum in core fee-based
businesses:
Corporate services income +$7 MM
Service charges on deposits +$4 MM
Cards and payments income +$4 MM
–
$12 MM increase in other income related to
gains on certain real estate investments
Noninterest income down 11% from 4Q15
–
Investment banking and debt placement
fees down $56 MM, reflecting weaker capital
markets activity
–
Corporate-owned life insurance income
down $8 MM (seasonally high in the fourth
quarter)
–
$12 MM increase in other income related to
gains on certain real estate investments
(a)
(a)
Other includes corporate-owned life insurance, principal investing, etc.
vs. Prior Year
vs. Prior Quarter
25%
16%
15%
11%
12%
3%
4%
14%
Trust & Investment Services
Investment Banking & Debt Placement
Deposit Service Charges
Cards & Payments
Corporate Services
Mortgage Servicing Fees
Operating Lease Income
Other

Noninterest expense, excl. merger-related expense
(b)
$ in millions     Up / (Down)
1Q16
vs. 4Q15
vs. 1Q15
Personnel
$        404
$        (25)
$        15
Net occupancy
61
(3)
(4)
Computer processing
43
-
5
Business services, professional fees
41
(3)
8
Equipment
21
(1)
(1)
Operating lease expense
13
-
2
Marketing
12
(5)
4
FDIC
assessment
9
1
1
Intangible asset amortization
8
(1)
(1)
OREO
expense, net
1
-
(1)
Other expense
90
4
6
Total
noninterest expense
$
703
$      (33)
$
34
Merger-related
expense
(a)
24
18
24
Total noninterest expense, excluding
merger-related
expense
(b)
$       679
$     (51)
$       10
11
Noninterest Expense
Noninterest Expense
Noninterest Expense
(a)
Merger-related expense detail provided in Appendix, on slide 17
(b)
Non-GAAP measure: see Appendix for reconciliation
Highlights
Highlights
Cash efficiency ratio, excluding merger-related expense
(b)
1Q16 noninterest expense up 5% from 1Q15
–
Increase primarily driven by merger-related
expense
–
Excl. merger-related expense, slight increases
across various other line items
Expenses down 4% from 4Q15
–
Lower personnel expense, including
performance-based compensation
–
Marketing and professional fees lower
–
Higher merger-related expense partially offset
declines
$ in millions
Merger-related expense
(a)
4Q15
1Q16
$703
$736
$24
$679
$6
$730
1Q15
$669
vs. Prior Year
vs. Prior Quarter
65%
66%
64%

12
Nonperforming Assets
Nonperforming Assets
Net Charge-offs & Provision for Credit Losses
Net Charge-offs & Provision for Credit Losses
$ in millions
Credit Quality
Highlights
Highlights
Credit quality measures impacted by migration in
the oil and gas portfolio, reflecting market
conditions
Net loan charge-offs remain below targeted range,
at 31 basis points of average loans
Nonperforming loans increased $289 MM from
4Q15, with 90% of the increase related to oil & gas
Allowance for loan and lease losses represented
1.37% of period-end loans; 122% coverage of
nonperforming loans
Allowance for Loan and Lease Losses
Allowance for Loan and Lease Losses
$ in millions
$ in millions
$0
$30
$60
$90
$120
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
.00%
.20%
.40%
.60%
$28
$46
$35
.20%
.31%
$600
$700
$800
$900
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
0%
50%
100%
150%
200%
250%
$794
$826
182%
122%
$0
$200
$400
$600
$800
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
.00%
.40%
.80%
1.20%
1.60%
2.00%
.75%
1.12%
$457
Allowance for loan and
lease losses to NPLs
Allowance for loan
and lease losses
NPLs
NPLs to period-end loans
NPLs held for sale,
OREO & other NPAs
NCOs
Provision for credit
losses
NCOs to average loans
$89
$692

13
Maintained strong capital position
Common Equity Tier 1 ratio of 11.11% at 3/31/16
Planned common share dividend increase of
13% in 2Q16 (subject to Board approval)
Common share repurchases and an increased
dividend included in 2016 CCAR submission
Tangible Common Equity to Tangible Assets
(a)
Tangible Common Equity to Tangible Assets
(a)
Highlights
Highlights
(a)
Non-GAAP measure: see Appendix for reconciliation
(b)
3-31-16 ratio is estimated
10.64%
11.11%
6.00%
8.00%
10.00%
12.00%
1Q15
2Q15
3Q15
4Q15
1Q16
6.00%
7.00%
8.00%
9.00%
10.00%
11.00%
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
Common Equity Tier 1
(a), (b)
Common Equity Tier 1
(a), (b)
Capital
9.92%
9.97%

Outlook and Expectations
Average Loans
•
Mid-single digit growth vs. FY 2015
Net Interest Income
•
Up low to mid-single digit percentage
without the benefit from higher interest rates
•
Mid-single digit growth with the benefit of higher interest rates
Noninterest
Income
•
Low to mid-single digit growth compared to 2015
Expense
•
Relatively stable with 2015
Efficiency / Productivity
•
Positive operating leverage
Asset Quality
•
Net charge-offs to average loans below targeted range of 40 –
60 bps
•
Allowance, as a percentage of period-end loans, to remain relatively stable with 1Q16 level
Capital
•
Dividend expected to increase
to $.085 per common share in 2Q16 (subject to Board
approval)
•
2016 CCAR submission included common share repurchases and an increased dividend
14
Guidance
ranges:
relatively
stable:
+/-
2%;
low
single-digit:
<5%;
mid-single
digit:
4%
-
6%
Note: Guidance provided does not include merger-related expense
FY 2016: Key Stand-alone
FY 2016: Key Stand-alone

15 Appendix

Progress on Targets for Success: Key Stand-alone
(a)
Continuing operations, unless otherwise noted
(b)
Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits (excluding deposits in foreign office)
(c)
Non-GAAP measure: see slides 25-26 for reconciliation
(d)
Excludes $24 million and $6 million in merger-related expense for 1Q16 and 4Q15, respectively; detail provided in Appendix, on slide 17
16
Balance Sheet
Efficiency
Balance Sheet
Efficiency
Moderate Risk Profile
Moderate Risk Profile
High Quality, Diverse
Revenue Streams
High Quality, Diverse
Revenue Streams
Positive Operating
Leverage
Positive Operating
Leverage
Financial Returns
Financial Returns
Metrics
(a)
Metrics
(a)
4Q15
4Q15
1Q16
1Q16
Targets
Targets
Loan
to
deposit
ratio
(b)
Loan
to
deposit
ratio
(b)
NCOs to average loans
NCOs to average loans
Provision for credit losses
to average loans
Provision for credit losses
to average loans
Net interest margin
Net interest margin
Noninterest income to total revenue
Noninterest income to total revenue
Cash
efficiency
ratio
(c),
(d)
Cash
efficiency
ratio
(c),
(d)
88%
86%
.25%
.31%
65.8%
64.3%
.30%
.60%
2.87%
2.89%
44%
41%
90% -100%
40 -
60 bps
3.00% -3.25%
<60%
>40%
.99%
.86%
1.00% -
1.25%
Return
on
average
assets
(c),
(d)
Return
on
average
assets
(c),
(d)

1Q16
4Q15
Personnel expense
(a)
$       16
-
Business services and professional fees
$         7
$        5
Marketing
1
-
Other
-
1
Total nonpersonnel
expense
$         8
$        6
Total noninterest expense
$       24
$        6
EPS impact
$    (.02)
-
17
FNFG Merger-related Expense
Expenses related to the acquisition and integration of First Niagara Financial Group
Expenses related to the acquisition and integration of First Niagara Financial Group
Total merger-related expense expected to be approximately $550 MM
Majority of expense anticipated to occur in 2016 and the first half of 2017
$ in millions
Increase / (Decrease)
(a)
Personnel expense includes technology development related to systems conversions, as well as fully-dedicated personnel for merger and integration efforts

18
Average Total Investment Securities
Average Total Investment Securities
Highlights
Highlights
Average AFS securities
Investment Portfolio
Portfolio composed primarily of GNMA and GSE-
backed MBS and CMOs
Continue to position portfolio for regulatory
liquidity requirements:
–
Reinvesting cash flows into High Quality
Liquid Assets, including GNMA securities
–
Average GNMA balances for the quarter
were 53% of the total portfolio
Securities cash flows of $1.0 billion in both
1Q16 and 4Q15
Average portfolio life at 3/31/16 of 3.7 years,
compared to 3.9 years at 12/31/15
Securities to Total Assets
(b)
Securities to Total Assets
(b)
(a)  Yield is calculated on the basis of amortized cost
(b)  Includes end-of-period held-to-maturity and available-for-sale securities
Average yield
(a)
Average HTM securities
.00%
1.00%
2.00%
3.00%
4.00%
5.00%
$0.0
$5.0
$10.0
$15.0
$20.0
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
19%
20%
10%
14%
18%
22%
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2.10%
$18.0
$19.0
$ in billions
2.09%

Interest Rate Risk Management
Naturally Asset Sensitive Balance Sheet
Naturally Asset Sensitive Balance Sheet
Actively Managing Rate Risk
Actively Managing Rate Risk
•
High quality
•
Fixed rate agency MBS and CMOs
•
Average maturity: 3.7 years
•
GNMAs total 53% of total portfolio
•
Reinvesting cash flows into HQLAs,
including GNMAs
$13.5
$18
$7.5
$7.5
Size of swap
portfolio
Modeled asset
sensitivity
~2-3%
0%
8%
$7.5
Flexibility to Adjust Rate
Sensitivity with Swaps
Loan Portfolio
Variable:
71%
Fixed:
29%
Deposits
(a)
Flexibility to adjust rate sensitivity for changes in balance sheet growth/mix as well as interest rate outlook
Debt
hedges
A/LM
hedges
Investment Portfolio
Noninterest-
bearing: 36%
Interest-
bearing, non-
time: 56%
CDs:
8%
•
Maintained moderate asset sensitive position of ~2-3%
(b)
-
Assumes 200 basis point increase in short and intermediate-
term rates over a 12-month period
•
Utilize swaps for debt hedging and asset liability management
-
Fairly even pace of A/LM swap maturities
-
$2.0B A/LM swaps scheduled to mature by year end 2016
3/31/16
Swaps
($ in B)
3/31/16
Notional Amt.
Wtd. Avg.
Maturity (Yrs.)
Receive
Rate
Pay
Rate
A/L
Management
$   13.5
2.3
1.0%
.4%
Debt
7.5
3.5
1.7
.4
$  21.0
1.3%
.4%
1Q16
$19.0 B
AFS: $14.2 B
HTM: $4.8 B
Balance sheet has relatively short duration and is
impacted by the short-end of the curve
$21.0 B
19
1Q16
1Q16
Note: Loan, deposit and investment portfolio balances reflect quarterly average balances
(a)
Excludes deposits in foreign office
(b)
Preliminary estimate

20
Credit Quality Trends
Criticized Outstandings
(a)
to Period-end Total Loans
Criticized Outstandings
(a)
to Period-end Total Loans
Delinquencies to Period-end Total Loans
Delinquencies to Period-end Total Loans
(a)
Loan and lease outstandings
(b)
From continuing operations
30 –
89 days delinquent
90+ days delinquent
Metric
(b)
1Q16
4Q15
3Q15
2Q15
1Q15
Delinquencies to
EOP total loans: 30-89 days
.39
%
.35
%
.45
%
.31
%
.37
%
Delinquencies to
EOP total loans: 90+ days
.12
.12
.09
.11
.19
NPLs to EOP portfolio loans
1.12
.65
.67
.72
.75
NPAs to EOP portfolio loans + OREO + Other NPAs
1.14
.67
.69
.75
.79
Allowance for loan losses to period-end loans
1.37
1.33
1.31
1.37
1.37
Allowance for loan losses to NPLs
122.2
205.7
197.5
190.0
181.7
Continuing operations
Continuing operations
.37%
.39%
.19%
.12%
.00%
.25%
.50%
.75%
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2.6%
3.6%
.0%
2.0%
4.0%
6.0%
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16

Period-
end loans
Average
loans
Net loan
charge-
offs
Net loan
charge-offs
(b)
/
average loans
(%)
Nonperforming
loans
(c)
Ending
allowance
(d)
Allowance /
period-end
loans
(d)
(%)
Allowance
/
NPLs
(%)
3/31/16
1Q16
1Q16
1Q16
3/31/16
3/31/16
3/31/16
3/31/16
Commercial,
financial
and
agricultural
(a)
$   31,976
$   31,590
$            23
.29%
$                 380
$             477
1.49%
125.53%
Commercial real estate:
Commercial Mortgage
8,364
8,138
(1)
(.05)
16
134
1.60
837.50
Construction
841
1,016
(1)
(.40)
12
23
2.73
191.67
Commercial lease financing
3,934
3,957
3
.30
11
43
1.09
390.91
Real
estate –
residential mortgage
2,234
2,236
-
-
59
20
.90
33.90
Home equity
10,149
10,240
7
.27
191
64
.63
33.51
Credit cards
782
784
7
3.59
2
32
4.09
N/M
Consumer direct loans
1,579
1,593
5
1.26
1
20
1.27
N/M
Consumer indirect loans
579
602
3
2.00
4
13
2.25
325.00
Continuing total
(e)
$   60,438
$    60,156
$            46
.31%
$                 676
$             826
1.37
122.19%
Discontinued operations
1,760
1,787
6
1.35
6
24
1.36
400.00
Consolidated total
$   62,198
$    61,943
$            52
.34%
$                 682
$             850
1.37
124.63%
Credit Quality by Portfolio
Credit Quality by Portfolio
Credit Quality
$ in millions
21
(a)
3-31-16 ending loan balance includes $85 million of commercial credit card balances; 3-31-16 average loan balance includes $85 million of assets from commercial credit cards
(b)
Net loan charge-off amounts are annualized in calculation
(c)
3-31-16 NPL amount excludes $11 million of purchased credit impaired loans
(d)
3-31-16 allowance by portfolio is estimated
(e)
3-31-16 ending loan balance includes purchased loans of $109 million, of which $11 million were purchased credit impaired
N/M = Not meaningful

Oil & Gas
22
Longstanding history, expertise and relationships
Longstanding history, expertise and relationships
Total commitments of $3.1 B, including upstream
commitments of $1.6 B
Upstream portfolio is primarily secured by proven,
developed and producing reserves
Spring borrowing base redetermination in process
Total Loans Outstanding, 3/31/16
Credit migration reflects recent regulatory guidance,
which was applied to the entire portfolio
Reserve coverage: 8% of outstanding oil and gas loans
at period-end
Oil & Gas: 2%
Other: 98%
Oil & Gas Outstanding Balances, 3/31/16
Oilfield Services
Upstream: 57%,
$0.7 B
Midstream: 33%,
$0.4 B
Downstream: 10%,
$0.1 B
$0.1 B
Oil & Gas
$1.2 B

Vintage (% of Loans)
Loan
Balances
Average
Loan Size ($)
Average
FICO
Average
LTV
(a)
% of
Loans
LTV>90%
2012 and
later
2011
2010
2009
2008 and
prior
Loans and lines
First lien
$            6,042
$          70,422
771
67
%
.6
%
60
%
4
%
2
%
2
%
32
%
Second lien
3,912
45,896
768
77
3.5
42
4
3
3
48
Community Bank
$          9,954
58,200
770
71
1.7
53
4
2
3
38
Exit portfolio
195
18,941
728
80
29.1
-
-
-
-
100
Total home equity
portfolio
$          10,149
Nonaccrual loans and lines
First lien
$                111
$          63,744
717
73
%
2.7
%
15
%
3
%
3
%
4
%
75
%
Second lien
73
47,584
710
80
2.2
7
2
2
4
85
Community Bank
$                184
56,191
714
77
2.5
12
3
2
4
79
Exit portfolio
7
22,005
706
83
20.5
-
-
-
-
100
Total home equity nonaccruals
$                191
First quarter net charge-offs (NCOs)
Total home equity portfolio
$                     7
% of average loans
.27
%
(a) Average LTVs are at origination; current average LTVs for Community Bank total home equity loans and lines is approximately 66%, which compares to 67% at the end of the fourth quarter of 2015
Home Equity Portfolio –
3/31/16
Home Equity Portfolio –
3/31/16
$ in millions, except average loan size
Home Equity Portfolio
Highlights
Highlights
High quality portfolio
Community bank loans and lines: 98% of total portfolio; branch-
originated
–
61% first lien position
–
Average FICO score of 770
–
Average LTV at origination: 71%
$4.0 billion of the total portfolio are fixed rate loans that require principal and interest payments; $6.1 billion are lines
$1.0 billion in lines outstanding (10% of the total portfolio)
come to end of draw period in the next three years
–
Proactive communication and client outreach initiated
near end of draw period
23

Balance Outstanding
Change
Net Loan Charge-offs
Balance on
Nonperforming Status
3-31-16
12-31-15
3-31-16 vs.
12-31-15
1Q16
4Q15
3-31-16
12-31-15
Residential
properties
–
homebuilder
-
$           6
$
(6)
-
-
$          3
$          8
Marine and RV floor plan
-
1
(1)
-
-
-
-
Commercial
lease
financing
(a)
$       743
765
(22)
$        1
-
-
1
Total commercial loans
743
772
(29)
1
-
3
9
Home
equity
–
Other
195
208
(13)
1
$         2
7
8
Marine
544
583
(39)
2
1
4
6
RV and other consumer
39
41
(2)
-
-
-
-
Total consumer loans
778
832
(54)
3
3
11
14
Total exit loans in loan portfolio
$    1,521
$    1,604
$
(83)
$         4
$         3
$        14
$        23
Discontinued
operations
–
education
lending
business (not included in exit loans above)
$    1,760
$    1,828
$        (68)
$        6
$        7
$
6
$
7
$1,999
$1,567
$0
$1,000
$2,000
$3,000
$4,000
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
$ in millions; average balances
(a)
Includes (1) the business aviation, commercial vehicle, office products, construction and industrial leases; (2) Canadian lease financing portfolios;
(3) European lease financing portfolios; and (4) all remaining balances related to lease in, lease out; sale in, lease out; service contract leases; and
qualified technological equipment leases.
$ in millions
Exit Loan Portfolio
Exit Loan Portfolio
Exit Loan Portfolio
24

Three months ended
3-31-16
12-31-15
9-30-15
6-30-15
3-31-15
Tangible common equity to tangible assets at period end
Key shareholders' equity (GAAP)
11,066
$
10,746
$
10,705
$
10,590
$
10,603
$
Less:  Intangible assets
(a)
1,077
1,080
1,084
1,085
1,088
Preferred Stock, Series A
(b)
281
281
281
281
281
Tangible common equity (non-GAAP)
9,708
$
9,385
$
9,340
$
9,224
$
9,234
$
Total assets (GAAP)
98,402
$
95,133
$
95,422
$
94,606
$
94,206
$
Less:  Intangible assets
(a)
1,077
1,080
1,084
1,085
1,088
Tangible common equity to tangible assets ratio (non-GAAP)
97,325
$
94,053
$
94,338
$
93,521
$
93,118
$
Tangible common equity to tangible assets ratio (non-GAAP)
9.97%
9.98%
9.90%
9.86%
9.92%
Common Equity Tier 1 at period end
Key shareholders' equity (GAAP)
11,066
$
10,746
$
10,705
$
10,590
$
10,603
$
Less:  Preferred Stock, Series A
(b)
281
281
281
281
281
Common Equity Tier 1 capital before adjustments and deductions
10,785
10,465
10,424
10,309
10,322
Less:  Goodwill, net of deferred taxes
1,034
1,034
1,036
1,034
1,036
Intangible assets, net of deferred taxes
35
26
29
33
36
Deferred tax assets
1
1
1
1
1
Net unrealized gains (losses) on available-for-sale securities, net of deferred taxes
70
(58)
54
-
-
Accumulated gains (losses) on cash flow hedges, net of deferred taxes
47
(20)
21
(20)
8
Amounts in accumulated other comprehensive income (loss) attributed to pension and postretirement benefit costs, net of deferred taxes
(365)
(365)
(385)
(361)
(364)
Total Common Equity Tier 1 capital
(c)
9,963
$
9,847
$
9,668
$
9,622
$
9,569
$
Net risk-weighted assets (regulatory)
(c)
89,712
$
89,980
$
92,307
$
89,851
$
89,967
$
Common Equity Tier 1 ratio (non-GAAP)
(c)
11.11%
10.94%
10.47%
10.71%
10.64%
Noninterest expense excluding merger-related expense
Noninterest expense (GAAP)
703
$
736
$
724
$
711
$
669
$
Less: Merger-related expense
24
6
-
-
-
Noninterest expense excluding merger-related expense (non-GAAP)
679
$
730
$
724
$
711
$
669
$
Earnings per common share (EPS) excluding merger-related expense
EPS from continuing operations attributable to Key common shareholders
–
assuming dilution
.22
$
.27
$
.26
$
.27
$
.26
$
Add:   EPS impact of merger-related expense
.02
-
-
-
-
EPS from continuing operations attributable to Key common shareholders excluding merger-related expense (non-GAAP)
.24
$
.27
$
.26
$
.27
$
.26
$
GAAP to Non-GAAP Reconciliation
25
$ in millions
(a)
Three months ended 3/31/16, 12/31/15,  9/30/15, 6/30/15, and 3/31/15, exclude $40 million, $45 million, $50 million, $55 million, and $61 million, respectively,  of period-end purchased credit card receivables
(b)
Net of capital surplus
(c)
3-31-16 amount is estimated

GAAP to Non-GAAP Reconciliation
(continued)
(a)
Three months ended 3/31/16, 12/31/15, 9/30/15, 6/30/15, and 3/31/15, exclude $42 million, $47 million, $52 million, $58 million, and $64 million, respectively, of average purchased credit card receivables
26
Three months ended
3-31-16
12-31-15
9-30-15
6-30-15
3-31-15
Pre-provision net revenue excluding merger-related expense
Net interest income (GAAP)
604
$
602
$
591
$
584
$
571
$
Plus:     Taxable-equivalent adjustment
8
8
7
6
6
Noninterest income
431
485
470
488
437
Less:     Noninterest expense excluding merger-related expense (non-GAAP)
679
730
724
711
669
Pre-provision net revenue from continuing operations
excluding merger-related expense (non-GAAP)
364
$
365
$
344
$
368
$
345
$
Return on average assets excluding merger-related expense
Net income (loss) from continuing operations attributable to Key (GAAP)
187
$
230
$
222
$
235
$
228
$
Less:     Merger-related expense, after tax
(15)
(4)
-
-
-
Net income (loss) from continuing operations attributable to Key excluding merger-related expense, after tax (non-GAAP)
202
$
234
$
222
$
235
$
228
$
Average total assets from continuing operations
94,477
$
94,117
$
92,649
$
91,658
$
89,627
$
Return on average assets excluding merger-related expense (non-GAAP)
.86%
.99%
.95%
1.03%
1.03%
Cash efficiency ratio
Noninterest expense (GAAP)
703
$
736
$
724
$
711
$
669
$
Less:     Intangible asset amortization
8
9
9
9
9
Adjusted noninterest expense (non-GAAP)
695
$
727
$
715
$
702
$
660
$
Less:     Merger-related expense
24
6
-
-
-
Adjusted noninterest expense excluding merger-related expense (non-GAAP)
671
$
721
$
715
$
702
$
660
$
Net interest income (GAAP)
604
602
591
584
571
Plus:     Taxable-equivalent adjustment
8
8
7
7
6
Noninterest income
431
485
470
488
437
Total taxable-equivalent revenue (non-GAAP)
1,043
$
1,095
$
1,068
$
1,079
$
1,014
$
Cash efficiency ratio (non-GAAP)
66.6%
66.4%
66.9%
65.1%
65.1%
Cash efficiency ratio excluding merger-related expense (non-GAAP)
64.3%
65.8%
66.9%
65.1%
65.1%
$ in millions

KeyCorp & Subsidiaries
$ in billions
Quarter ended
March 31, 2016
Common Equity Tier 1 under current RCR
$                   10.0
Adjustments from
current RCR to the fully phased-in RCR:
Deferred
tax
assets
and
other
intangible
assets
(b)
-
Common
Equity
Tier
1
anticipated
under
the
fully
phased-in
RCR
(c)
$                   9.9
Net risk-weighted assets under current RCR
$                  89.7
Adjustments from
current RCR to the fully phased-in RCR:
Mortgage
servicing assets
(d)
.5
Volcker Funds
(.3)
All other assets
-
Total
risk-weighted
assets
anticipated
under
the
fully
phased-in
RCR
(c)
$                 89.9
Common Equity Tier 1 under the fully phased-in RCR
11.05
%
(a)
Common Equity Tier 1 capital is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Common Equity Tier 1 along with other measures of capital as part of its financial analyses
(b)
Includes the deferred tax asset subject to future taxable income for realization, primarily tax credit carryforwards, as well as
intangible assets (other
than goodwill and mortgage servicing assets) subject to the transition provisions of the final rule
(c)
The anticipated amount of regulatory capital and risk-weighted assets is based upon the federal banking agencies’ Regulatory Capital
Rules (as
fully phased-in on January 1, 2019); Key is subject to the Regulatory Capital Rules under the “standardized approach”
(d)
Item is included in the 10%/15% exceptions bucket calculation and is risk-weighted at 250%
Table may not foot due to rounding
27
Common Equity Tier 1 Under the Regulatory Capital Rules
(RCR) (estimated)
(a)